October 28, 2024

Summary Prospectus

Popular Income Plus Fund, Inc.

Class A Shares: IPLFX

Class C Shares: IPLXC

Class I Institutional Shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund, including the Fund’s statement of additional information, online at www.popularfunds.com or by sending an email request at investorcenter@popular.com. You can also get this information at no cost by calling (787) 754-4488, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated October 28, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SUMMARY PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary

Investment Objective

The investment objective of Popular Income Plus Fund, Inc. (the “Fund”) is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your spouse and children whose principal residence is within Puerto Rico, invest or agree to invest in the future, at least $50,000 in the Popular Family of Funds (as defined below). More information about these and other discounts is available from your Financial Intermediary and in the “Shareholder Information” section on page 17 of the Fund’s prospectus and in Appendix B and page 27 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Management Fee[3]	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fee[4]	0.25%	1.00%	None
Other Expenses	4.45%	4.41%	4.43%
Administrative Fee	0.26%	0.26%	0.26%
Interest and Leverage Expenses[5]	2.57%	2.57%	2.57%
Miscellaneous Other Expenses	1.62%	1.58%	1.60%
Total Annual Fund Operating Expenses[5]	5.43%	6.14%	5.16%

*	There are no outstanding Class I Institutional Shares as of the date of this prospectus.
[1]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.
[2]	The Fund will impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.
[3]

Pursuant to an investment advisory agreement between the Fund and Popular Asset Management LLC (the “Adviser”), the Management Fee paid by the Fund is based on a rate of 0.50% per annum of the Fund’s average daily total assets, which includes leverage. The Management Fee in the table is greater than 0.50% since it is computed as a percentage of the Fund’s net assets for presentation therein.

[4]	The Distribution and/or Service (12b-1) Fee reflects current fees.
[5]

Reflects Interest and Leverage Expenses associated with an investment strategy to enhance portfolio yield. Excluding the leverage expenses, Total Annual Fund Operating Expenses would be 2.86%, 3.57%, and 2.59% for Class A, Class C and Class I Institutional Shares, respectively.

Example:

This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$793	$1,869	$2,933	$5,541
Class C Shares	$729	$1,864	$3,067	$5,754
Class I Institutional Shares	$529	$1,582	$2,629	$5,221

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$629	$1,864	$3,067	$5,754

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, at least 95% of the Fund’s total assets will be invested in fixed-income securities that are rated, at the time of purchase, within the four highest rating categories of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings, a Division of S&P Global Inc. (“S&P”), Fitch Ratings (“Fitch”) or any other nationally recognized rating organization, or, if not rated, are considered by the Adviser to be of comparable credit quality. The Fund may invest up to 5% of its total assets in securities which are rated below the highest rating category and which may be rated below investment grade (also known as “junk bonds”) or, if unrated, are considered by the Adviser to be of comparable credit quality. For these purposes a security “below investment grade” means a security for which the highest credit rating from any of S&P, Moody’s or Fitch does not satisfy one of the following criteria (i) “BBB-” or higher by S&P, (ii) “Baa3” or higher by Moody’s, (iii) “BBB-” or higher by Fitch.

The Fund will invest at least 67% of its assets in fixed-income securities issued by Puerto Rico issuers (“Puerto Rico Assets”), consisting of:

●

Notes, bonds, and discount notes issued or guaranteed by the Commonwealth of Puerto Rico and its political subdivisions, agencies, public corporations or instrumentalities (“Puerto Rico Government Obligations”);

●

Mortgage-backed securities backed by mortgage loans on real property located in Puerto Rico, such as Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) mortgage-backed securities, and collateralized mortgage obligations (“CMOs”) secured by Puerto Rico mortgages;

●

Debt securities, including corporate bonds and notes, issued or guaranteed by corporations, partnerships or other entities organized under the laws of Puerto Rico, which are actively engaged in business in Puerto Rico or, if organized under the laws of another jurisdiction, derive at least 80% of their gross income from Puerto Rico sources (“Puerto Rico Entities”);

●	Asset-backed securities backed by assets located in Puerto Rico;

●	Non-convertible preferred stock issued by Puerto Rico Entities;

●	Repurchase agreements with Puerto Rico Entities;

●	Equity and debt securities of other Puerto Rico investment companies, subject to the limits described below; and

●	Deposit accounts with Puerto Rico banking institutions.

The Fund will invest up to 33% of its assets in obligations of issuers located in the United States and its territories and possessions (“Non-Puerto Rico Assets”), consisting principally of the following securities:

●

Debt securities, which are notes, bonds, and discount notes, issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as entities sponsored by governmental entities, including the Federal Home Loan Bank, Farm Credit Bank, FNMA and FHLMC (“U.S. Government Obligations”) or by any state, territory or possession of the United States of America or any political subdivision of such state;

●

Mortgage-backed securities backed by mortgage loans on real property located in any state, territory or possession of the United States such as GNMA, FNMA, and FHLMC mortgage-backed securities, and CMOs;

●	Debt securities issued or guaranteed by privately- and publicly-owned corporations, including corporate bonds and notes; and

●	Non-convertible preferred stock issued by U.S. entities.

The Fund may invest in securities having a wide range of maturities.

The Fund will enter into credit default swaps in order to obtain exposure to the United States corporate debt market. The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk. The aggregate market value of credit default swaps outstanding at any time shall not exceed 10% of the Fund’s total assets. Any asset or liability reflected on the Fund’s balance sheet related to credit default swap investments will be treated as a Non-Puerto Rico Asset (as defined below) for purposes of complying with the requirements of investing 67% of its assets in Puerto Rico securities. The Fund may also invest in indexed securities whose value is linked to interest rates, commodities, indices, or other financial indicators.

The Fund intends to increase the amounts available for investment through borrowings, which shall not at any time exceed 33 1/3% of the Fund’s total assets.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

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The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Principal Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance.

Investment Risk. There can be no assurance that the Fund will achieve its investment objective. The ability of the Fund to achieve its investment objective is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

The long-term impact of COVID-19 and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Similar health crises may exacerbate other pre-existing political, social and economic risks in certain countries.

Puerto Rico Risk. The Fund will invest 67% of its assets in Puerto Rico Assets. Therefore, the Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico bonds than an investment company that is not concentrated in Puerto Rico bonds to this degree. This makes the Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Credit Ratings Risk. The Fund intends to invest at least 95% of its total assets in fixed-income securities that, at the time of purchase, are rated within the four highest rating categories by one or more nationally recognized statistical rating organizations or that the Adviser believes are of comparable credit quality. The credit ratings issued by the rating organizations may not reflect fully the true risks of an investment. Rating organizations may fail to change timely a credit rating to reflect changes in economic or company conditions that may affect a security’s market value. The Fund may also invest up to 5% of its total assets in securities which are rated below investment grade (also known as “junk bonds”) or, if unrated, are considered by the Adviser to be of comparable credit quality. Obligations with ratings below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation and generally involve greater volatility of price than obligations in higher rating categories.

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Risks of Leverage. Use of leverage is a speculative investment technique and involves increased risk for shareholders, including the possibility of higher volatility of the net asset value of the Fund’s shares. In a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund did not use leverage.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. The yield of the Fund will depend in part on the rate at which principal payments are made on such securities, which will in turn depend on the rate at which principal prepayments are made on the underlying mortgage loans. The yield to maturity on mortgage-backed securities offered at a discount from or a premium over their principal amount will depend on, among other things, the rate and timing of payments of principal (including prepayments) on the mortgage loans underlying the mortgage-backed securities. Such yield may be adversely affected by a higher or lower than anticipated rate of principal prepayments on the mortgage loans underlying the mortgage-backed securities. Therefore, since a sizeable portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the net income generated by the Fund to fluctuate more than otherwise would be the case.

Changes in the rate of prepayment of the underlying mortgage loans will have a direct impact upon the maturity structure of mortgage-backed securities. An increase in the rate of prepayment of the underlying mortgage loans will lead to an acceleration in the principal returns and a reduction in the average life of the mortgage-backed security. A reduction in the rate of prepayment, on the other hand, will lead to fewer principal returns and an extension of the average life of the mortgage-backed security. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

Prepayments are influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates.

In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.

U.S. Government Securities Risk. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Certain types of securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Funds’ investments in U.S. government securities.

Municipal Obligations Risk. The Fund may invest, either directly or through conduit transactions, in municipal obligations. Municipal obligations share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal obligations are subject to credit and market risk. Generally, prices of higher-quality issues tend to fluctuate less with changes in market interest rates than prices of lower-quality issues and prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal obligations are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The perceived increased likelihood of default among issuers of municipal obligations has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal obligations. Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

Derivatives Risk. The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk. The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk. Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Illiquidity Risk. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Markets may become illiquid quickly.

Operational Risk. The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk. The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk. Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk. Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. Because these requirements continue to evolve (and some of the rules are not yet final), their ultimate impact remains unclear.

Risks Specific to Certain Derivatives Used by the Fund:

Swaps. Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Indexed Securities Risks. Indexed securities provide a potential return based on a particular index of value or interest rates. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract

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with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform. In addition, fluctuations in the amounts paid on the repurchase agreements entered into by the Fund, may reduce the amounts available for dividend distributions to shareholders.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

The Fund intends to always act as the borrower rather than the lender in repurchase agreements. The use of repurchase agreements may involve additional risks including counterparty risk. In the event of default where either the borrower is unable to pay the principal or the lender fails to return the collateral, the non-defaulting party will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to enter into repurchase agreements only with selected counterparties that meet certain standards.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.

Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”) and the Puerto Rico Municipal Code as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Administrative Determination 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”), the Puerto Rico Treasury Department (“PRTD”) held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93-2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the PRTD, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of AD19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See the section entitled “Taxation.” We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the Internal Revenue Service (the “IRS”) or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.

Performance Information

The information below shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index (“Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the gross dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and assumes a sales charge of 2.5%. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting https://www.popularfunds.com/income-plus-fund or can be obtained by phone at 787-754-4488.

The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

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The Benchmark Index is designed to measure the performance of investment grade, dollar-denominated, fixed-rate taxable bond market.

During the ten-year period shown in the bar chart, the highest return for a quarter was 10.02% (quarter ended March 31, 2018) and the lowest return for a quarter was -12.94% (quarter ended December 31, 2017). The year-to-date return as of September 30, 2024 was 2.84%.

For the periods ended 12/31/2023 Average Annual Total Returns	1 Year	5 Years	10 Years
Popular Income Plus Fund, Inc. — Class A Shares
Return Before Taxes	3.67%	2.29%	-0.85%
Return After Taxes on Distributions[1,2]	2.66%	1.04%	-3.21%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	2.15%	1.24%	-1.60%
Popular Income Plus Fund, Inc. — Class C Shares
Return Before Taxes	3.46%	1.96%	-1.39%
Popular Income Plus Fund, Inc. — Class I Institutional Shares[3]
Return Before Taxes	—	—	—
Bloomberg U.S. Aggregate Bond Index
(Reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%

[1]

Returns After Taxes are calculated using the historical highest individual federal marginal income tax rates. After-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, and the after-tax returns for Class C Shares and Class I Institutional Shares will vary.

[2]	Returns After Taxes are not indicative of a typical shareholder’s experience, as shareholders are generally Puerto Rico residents not subject to U.S. federal tax.
[3]

There are no Class I Institutional Shares outstanding as of the date of this Prospectus. The returns for Class I Institutional Shares would have been substantially similar to the annual returns shown for Class A Shares because Class I Institutional Shares are invested in the same portfolio of securities as Class A Shares and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Adviser

The Fund’s investment adviser is Popular Asset Management LLC, a registered investment adviser (previously defined as the “Adviser”), a wholly owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. In the future, the Adviser may retain one or more sub-advisers to manage a portion of the Fund’s assets.

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Portfolio Managers

Name	Managed the Fund Since	Primary Title with Adviser
Angel Rivera Garcia, CFA	2023	President
Antonio Rondán, CFA	2006	Vice President
Cristina Cañellas, CFA	2021	Vice President
Hamada Smaili, CFA	2022	Portfolio Manager

Purchase and Sale of Fund Shares

To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares through the Fund, you should contact the Fund by phone at (787) 754-4488, by mail (c/o Popular Income Plus Fund, Inc., Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918), or by the Internet at https://www.popularfunds.com/income-plus-fund. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan, Puerto Rico are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class C Shares	Class I Institutional Shares
Minimum Initial Investment Amount	$3,000	$3,000	● None for fee-based accounts ● $1 million for transactional accounts
Minimum Subsequent Investment Amount	$50	$50	$50

The offering of Class I Institutional Shares has not commenced as of the date of this prospectus.

Tax Information

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, individuals who are bona fide residents of Puerto Rico within the meaning of Section 933 and 937 of the U.S. code (previously defined as “Qualifying Individuals”) will generally not be subject U.S. federal income on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual. However, for Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Puerto Rico corporations not engaged in a U.S. trade or business for U.S. federal income tax purposes are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued from the Fund by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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